Long-term Investments, Net	12 Months Ended
Dec. 31, 2017
LONG-TERM INVESTMENTS, NET [Abstract]
Long-term Investments, Net

13. LONG-TERM INVESTMENTS, NET

	As of December 31, (in thousands)
	2016	2017
Equity investments	$3,493	$3,000

Total	$3,493	$3,000

Equity investments

Changyou entered into an investment agreement with a mobile product development company to acquire 30% of the equity interests in the company, with initial consideration of $0.7 million, which was paid in 2015. The investment was accounted for under the equity method, because Changyou can exercise significant influence over the company through the right to appoint one director to the board of the investee company, but does not own a majority of the equity interests in or control the company. During 2016 and 2017, the Company recognized impairment losses of $nil and $0.5 million, respectively, for the equity investment, due to the investee company’s disappointing financial results. As of December 31, 2017 and 2016, the carrying amount of this equity method investment was $nil and $0.5 million, respectively, reflecting the Company’s proportionate share of the equity in the investee company, and the Company recognized a loss of $45,212, $60,322 and $28,639, respectively, in other income in the consolidated statements of comprehensive income in 2017, 2016 and 2015.

In 2015, Changyou made an initial investment of $3 million in return for a limited partner interest in an incubator fund. Changyou does not have a significant influence over the fund, and accounted for the investment using the cost method.